Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 MXN ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)	Dec. 31, 2021 MXN ($)
Cash and cash equivalents [abstract]
Cash on hand and in banks		$ 52,284,721		$ 45,728,321
Highly liquid investments		36,557,105		23,019,055
Total of cash and cash equivalents	$ 4,383,289	$ 88,841,826	$ 3,391,867	$ 68,747,376	$ 64,414,511	$ 76,506,447